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                                                                    Exhibit 10.1

                                     FORM OF

                           EMPLOYEE BENEFITS AGREEMENT

                                 BY AND BETWEEN

                                  U.S. BANCORP

                                       AND

                          PIPER JAFFRAY COMPANIES INC.


                                   DATED AS OF
                                  [     ], 2003

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                                TABLE OF CONTENTS

ARTICLE I           DEFINITIONS................................................................1
     1.1            Affiliate..................................................................1
     1.2            Agreement..................................................................1
     1.3            Ancillary Agreements.......................................................1
     1.4            Approved Leave of Absence..................................................1
     1.5            Auditing Party.............................................................1
     1.6            Award......................................................................2
     1.7            Benefit Plan...............................................................2
     1.8            Close of the Distribution Date.............................................2
     1.9            COBRA......................................................................2
     1.10           Code.......................................................................2
     1.11           Committee..................................................................2
     1.12           Convertible High Performance Option........................................2
     1.13           Convertible Parent Option..................................................2
     1.14           Convertible Restricted Stock...............................................3
     1.15           Covered Employees..........................................................3
     1.16           Distribution...............................................................3
     1.17           Distribution Date..........................................................3
     1.18           Distribution Year..........................................................3
     1.19           ERISA......................................................................3
     1.20           Former Parent Employee.....................................................3
     1.21           Former Piper Jaffray Employee..............................................3
     1.22           Health and Welfare Plans...................................................3
     1.23           High Performance Option....................................................3
     1.24           HIPAA......................................................................3
     1.25           Immediately after the Distribution Date....................................3
     1.26           Independent Third Party....................................................3
     1.27           Liabilities................................................................4
     1.28           Match Date.................................................................4
     1.29           Non-Convertible High Performance Option....................................4
     1.30           Non-Convertible Parent Option..............................................4
     1.31           Non-parties................................................................4
     1.32           NYSE.......................................................................4
     1.33           Option.....................................................................4
     1.34           Parent.....................................................................4
     1.35           Parent Common Stock........................................................4
     1.36           Parent Employee............................................................4
     1.37           Parent Entities............................................................4
     1.38           Parent Executive Benefit Plans.............................................4
     1.39           Parent Flexible Benefit Plans..............................................4
     1.40           Parent Long-Term Incentive Plans...........................................4
     1.41           Parent Non-Qualified Retirement Plan.......................................5
     1.42           Parent Non-Qualified Retirement Plan Participant...........................5
     1.43           Parent Opening Stock Value.................................................5

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
     1.44           Parent Pension Plan........................................................5
     1.45           Parent Post-Retirement Welfare Benefits Plan...............................5
     1.46           Parent Savings Plan........................................................5
     1.47           Parent Severance Pay Program...............................................5
     1.48           Parent Stock Value.........................................................5
     1.49           Participating Company......................................................5
     1.50           Person.....................................................................6
     1.51           Piper Jaffray..............................................................6
     1.52           Piper Jaffray Business.....................................................6
     1.53           Piper Jaffray Common Stock.................................................6
     1.54           Piper Jaffray Common Stock Value...........................................6
     1.55           Piper Jaffray Employee.....................................................6
     1.56           Piper Jaffray Entities.....................................................6
     1.57           Piper Jaffray Executive Benefit Plans......................................6
     1.58           Piper Jaffray Flexible Benefit Plan........................................6
     1.59           Piper Jaffray Long-Term Incentive Plan.....................................6
     1.60           Piper Jaffray Non-Qualified Retirement Plan................................6
     1.61           Piper Jaffray Savings Plan.................................................7
     1.62           Piper Jaffray Savings Plan Trust...........................................7
     1.63           Restricted Stock...........................................................7
     1.64           Restricted Stock Unit......................................................7
     1.65           Separation.................................................................7
     1.66           Separation and Distribution Agreement......................................7
     1.67           Subsidiaries...............................................................7
     1.68           Tax Sharing Agreement......................................................7
     1.69           Transferred Account Balances...............................................7
     1.70           Transition Date............................................................7
     1.71           U.S........................................................................7

ARTICLE II          GENERAL PRINCIPLES.........................................................7
     2.1            Employment of Piper Jaffray Employees......................................7
     2.2            Assumption and Retention of Liabilities; Related Assets....................8
     2.3            Piper Jaffray Participation in Parent Benefit Plans........................8
     2.4            Service Recognition........................................................8
     2.5            Approval by Parent as Sole Stockholder.....................................8

ARTICLE III         DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS.............................9
     3.1            Savings Plan...............................................................9
     3.2            Company Match..............................................................9
     3.3            Parent Pension Plan........................................................9
                    (a)  Retention of Parent Pension Plan......................................9
                    (b)  Commencement of Pension..............................................10
                    (c)  Vesting..............................................................10

ARTICLE IV          HEALTH AND WELFARE PLANS..................................................10
     4.1            General...................................................................10

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
                    (a)  Establishment of Piper Jaffray Health and Welfare Plans..............10
                    (b)  Retention of Sponsorship and Liabilities.............................10
                    (c)  Certain Specific Claims..............................................11
     4.2            Flexible Benefit Plan.....................................................11
     4.3            Workers' Compensation Liabilities.........................................12
     4.4            Payroll Taxes and Reporting of Compensation...............................12
     4.5            Parent Post-Retirement Welfare Benefits Plan..............................12
                    (a)  Retention of Parent Post-Retirement Welfare Benefits Plan............12
                    (b)  Piper Jaffray Post-Retirement Welfare Benefits Plans.................12
     4.6            COBRA and HIPAA Compliance................................................13

ARTICLE V           EXECUTIVE BENEFITS AND OTHER BENEFITS.....................................13
     5.1            Assumption of Obligations.................................................13
     5.2            Parent Executive Incentive Plan and the Annual Incentive Plan.............13
                    (a)  Piper Jaffray Bonus Awards...........................................13
                    (b)  Parent Bonus Awards..................................................13
     5.3            Parent Long-Term Incentive Plans..........................................14
                    (a)  Non-Convertible Parent Options.......................................14
                    (b)  Convertible Parent Options...........................................14
                    (c)  Incentive Stock Options; Foreign Grants/Awards.......................14
                    (d)  Other Awards.........................................................15
                         (i)   Convertible Parent Restricted Stock............................15
                         (ii)  Non-Convertible Parent Restricted Stock........................15
                         (iii) Restricted Stock Units.........................................15
                    (e)  Aggregate Limit......................................................15
                    (f)  Miscellaneous Option and Other Award Terms...........................16
                    (g)  Waiting Period for Exercisability of Options.........................17
                    (h)  Restrictive Covenants................................................17
     5.4            Registration Requirements.................................................18
     5.5            Parent Non-Qualified Retirement Plans.....................................18
     5.6            Severance Plans...........................................................18

ARTICLE VI          GENERAL AND ADMINISTRATIVE................................................19
     6.1            Sharing of Participant Information........................................19
     6.2            Reasonable Efforts/Cooperation............................................19
     6.3            No Third-Party Beneficiaries..............................................19
     6.4            Audit Rights With Respect to Information Provided.........................19
     6.5            Fiduciary Matters.........................................................20
     6.6            Consent of Third Parties..................................................20

ARTICLE VII         MISCELLANEOUS.............................................................20
     7.1            Effect If Distribution Does Not Occur.....................................20
     7.2            Relationship of Parties...................................................21
     7.3            Affiliates................................................................21
     7.4            Notices...................................................................21
     7.5            Incorporation of Separation and Distribution Agreement Provisions.........21

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SIGNATURES OF THE PARTIES

                                      -iv-
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                           EMPLOYEE BENEFITS AGREEMENT

     This EMPLOYEE BENEFITS AGREEMENT, dated as of [   ], 2003 is by and between
U.S. Bancorp, a Delaware corporation ("PARENT"), and Piper Jaffray Companies, a Delaware corporation ("PIPER JAFFRAY"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I hereof or assigned to them in the Separation and Distribution Agreement (as defined below), as applicable.

     WHEREAS, the Board of Directors of Parent has determined that it is in the best interests of Parent and its stockholders to separate Parent's existing businesses into two independent companies;

     WHEREAS, in furtherance of the foregoing, Parent and Piper Jaffray have entered into a Separation and Distribution Agreement, dated as of the date hereof (the "SEPARATION AND DISTRIBUTION AGREEMENT"), and other ancillary agreements that will govern certain matters relating to the Separation and the relationship of Parent, Piper Jaffray and their respective Subsidiaries following the Distribution Date; and

     WHEREAS, pursuant to the Separation and Distribution Agreement, Parent and Piper Jaffray have agreed to enter into this Agreement for the purpose of allocating assets, Liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between and among them.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     1.1 "AFFILIATE" has the meaning given that term in the Separation and Distribution Agreement.

     1.2 "AGREEMENT" means this Employee Benefits Agreement, including all the Schedules hereto.

     1.3 "ANCILLARY AGREEMENTS" has the meaning given that term in the Separation and Distribution Agreement.

     1.4 "APPROVED LEAVE OF ABSENCE" means an absence from active service (i) due to an individual's inability to perform his or her regular job duties by reason of illness or injury and resulting in eligibility to receive benefits pursuant to the terms of the Parent Short-Term Disability Program or the Parent Long-Term Disability Program, or (ii) pursuant to an approved leave policy with a guaranteed right of reinstatement.

     1.5    "AUDITING PARTY" has the meaning set forth in Section 6.4(a).

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     1.6    "AWARD," when immediately preceded by "Parent," means Parent
Restricted Stock and Parent Restricted Stock Units and, when immediately preceded by "Piper Jaffray," means Piper Jaffray Restricted Stock and Restricted Stock Units.

     1.7 "BENEFIT PLAN" shall mean, with respect to an entity or any of its Subsidiaries, (a) each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) and all other employee benefits arrangements, policies or payroll practices (including, without limitation, severance pay, sick leave, vacation pay, salary continuation, disability, retirement, deferred compensation, bonus, stock option or other equity-based compensation, hospitalization, medical insurance or life insurance) sponsored or maintained by such entity or by any of its Subsidiaries (or to which such entity or any of its Subsidiaries contributes or is required to contribute) and (b) all "employee pension benefit plans" (as defined in Section 3(2) of ERISA), occupational pension plan or arrangement or other pension arrangements sponsored, maintained or contributed to by such entity or any of its Subsidiaries (or to which such entity or any of its Subsidiaries contributes or is required to contribute). When immediately preceded by "Parent," Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by Parent or a Parent Entity. When immediately preceded by "Piper Jaffray," Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by Piper Jaffray or any Piper Jaffray Entity. The Piper Jaffray Benefit Plans in effect prior to the Distribution are listed in Schedule 1.7 hereto.

     1.8 "CLOSE OF THE DISTRIBUTION DATE" means 11:59:59 P.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the Distribution Date.

     1.9 "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

     1.10 "CODE" means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary or final regulation in force under that provision.

     1.11   "COMMITTEE" has the meaning set forth in Section 5.3(a).

     1.12 "CONVERTIBLE HIGH PERFORMANCE OPTION" means each portion of a High Performance Option, on a grant by grant basis, which is not a Non-Convertible High Performance Option.

     1.13 "CONVERTIBLE PARENT OPTION" means a Parent Option that, as of the Distribution Date, (i) is not a High Performance Option, (A) is outstanding under any Parent Long-Term Incentive Plan, (B) is vested, (C) is held by a person who is a Piper Jaffray Employee, and (D) would by its terms continue to vest and would remain exercisable for the remainder of its term following such employee's termination of employment (x) by Parent other than for "cause" or "misconduct" or (y) by the optionee, (ii) is not a High Performance Option, (A) is outstanding under any Parent Long-Term Incentive Plan, (B) is held by a person who is a Piper Jaffray Employee, and (C) would terminate within 90 days following a termination of the optionee's employment other than for "gross and willful misconduct" or "cause" or (iii) is a Convertible High Performance Option.

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     1.14   "CONVERTIBLE RESTRICTED STOCK" has the meaning set forth in
Section 5.3(d)(i).

     1.15   "COVERED EMPLOYEES" has the meaning set forth in Section 4.2(i).

     1.16 "DISTRIBUTION" has the meaning given that term in the Separation and Distribution Agreement.

     1.17 "DISTRIBUTION DATE" has the meaning given that term in the Separation and Distribution Agreement.

     1.18 "DISTRIBUTION YEAR" means the calendar year during which the Distribution Date occurs.

     1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary or final regulation in force under that provision.

     1.20 "FORMER PARENT EMPLOYEE" means any individual who is a former employee of Parent or a Parent Entity as of the Distribution Date.

     1.21 "FORMER PIPER JAFFRAY EMPLOYEE" means any individual who is a former employee of Piper Jaffray or a Piper Jaffray Entity as of the Distribution Date.

     1.22 "HEALTH AND WELFARE PLANS" shall mean any plan, fund or program which was established or is maintained for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, medical, dental, surgical or hospital care or benefits, or benefits in the event of sickness, accident, disability, death or unemployment, or vacation benefits, apprenticeship or other training programs or day care centers, scholarship funds, or prepaid legal services, including any such plan, fund or program as defined in Section 3(1) of ERISA. When immediately preceded by "Parent," Health and Welfare Plans means each Health and Welfare Plan that is a Parent Benefit Plan. When immediately preceded by "Piper Jaffray," Health and Welfare Plans means each Health and Welfare Plan that is a Piper Jaffray Benefit Plan.

     1.23 "HIGH PERFORMANCE OPTION" means a Parent Option that, as of the Distribution Date, (i) is outstanding under any Parent Long-Term Incentive Plan,
(ii) is held by a person who is a Piper Jaffray Employee, (iii) is unvested,
(iv) was granted on January 19, 1999 or February 16, 1999 and (v) were not granted pursuant to plan UC83 or UM80.

     1.24 "HIPAA" means the health insurance portability and accountability requirements for "group health plans" under the Health Insurance Portability and Accountability Act of 1996, as amended.

     1.25 "IMMEDIATELY AFTER THE DISTRIBUTION DATE" means on the first moment of the day after the Distribution Date.

     1.26   "INDEPENDENT THIRD PARTY" has the meaning set forth in
Section 5.3(f)(vi) of this Agreement.

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     1.27   "LIABILITIES" has the meaning given that term in the Separation and
Distribution Agreement.

     1.28   "MATCH DATE" has the meaning set forth in Section 3.2.

     1.29 "NON-CONVERTIBLE HIGH PERFORMANCE OPTION" means fifty percent, on a grant by grant basis, of the shares of Parent Common Stock subject to a High Performance Option.

     1.30 "NON-CONVERTIBLE PARENT OPTION" means a Parent Option outstanding under any Parent Long-Term Incentive Plan as of the Distribution Date other than a Convertible Parent Option.

     1.31   "NON-PARTIES" has the meaning set forth in Section 6.4(b).

     1.32   "NYSE" means the New York Stock Exchange, Inc.

     1.33 "OPTION," when immediately preceded by "Parent," means an option (either nonqualified or incentive) to purchase shares of Parent Common Stock pursuant to a Parent Long-Term Incentive Plan. When immediately preceded by "Piper Jaffray," Option means an option (either nonqualified or incentive) to purchase shares of Piper Jaffray Common Stock pursuant to the Piper Jaffray Long-Term Incentive Plan.

     1.34   "PARENT" is defined in the preamble to this Agreement.

     1.35 "PARENT COMMON STOCK" has the meaning set forth in the Separation and Distribution Agreement.

     1.36 "PARENT EMPLOYEE" means any individual who, immediately prior to the Close of the Distribution Date, is either actively employed by, or then on Approved Leave of Absence from, any Parent Entity.

     1.37 "PARENT ENTITIES" means the members of the Parent Group, as defined in the Separation and Distribution Agreement, and their respective Subsidiaries and Affiliates, excluding any business or operations (whether current or historical, regardless of whether discontinued or sold) that are included in the Piper Jaffray Business.

     1.38 "PARENT EXECUTIVE BENEFIT PLANS" means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any Parent Entity for the benefit of employees and former employees of any Parent Entity before the Close of the Distribution Date.

     1.39 "PARENT FLEXIBLE BENEFIT PLANS" means the Parent Flexible Benefit Plan, as in effect as of the time relevant to the applicable provision of this Agreement.

     1.40 "PARENT LONG-TERM INCENTIVE PLANS" means any of the U.S. Bancorp 2001 Stock Incentive Plan, the U.S. Bancorp 2001 Employee Stock Incentive Plan, the U.S. Bancorp 1999 Stock Incentive Plan, the Firstar Corporation 1999 Employee Stock Incentive Plan, the Firstar Corporation 1998 Employee Stock Incentive Plan, the U.S. Bancorp 1998 Executive Stock

                                       -4-
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Incentive Plan, the U.S. Bancorp 1997 Stock Incentive Plan, the Star Banc
Corporation 1996 Starshare Stock Incentive Plan for Employees, the 1991 Performance and Equity Incentive Plan of the former U.S. Bancorp, the Piper Jaffray 1993 Omnibus Stock Plan, the U.S. Bancorp 1991 Executive Stock Incentive Plan and any other stock incentive plan of Parent, all as in effect as of the time relevant to the applicable provisions of this Agreement.

     1.41 "PARENT NON-QUALIFIED RETIREMENT PLAN" means the U.S. Bancorp Non-Qualified Retirement Plan in effect as of the time relevant to the applicable provision of this Agreement.

     1.42 "PARENT NON-QUALIFIED RETIREMENT PLAN PARTICIPANT" means any individual who has an accrued balance in the Parent Non-Qualified Retirement Plan as of the Distribution Date.

     1.43 "PARENT OPENING STOCK VALUE" means the opening per-share price of Parent Common Stock as listed on the NYSE as of the opening of trading on the first trading day following the Distribution Date; PROVIDED, HOWEVER, that if the Distribution occurs at a time when the NYSE is open for trading, Parent Opening Stock Value shall mean the price at which Parent Common Stock trades as of the moment immediately after the Distribution; and PROVIDED, FURTHER, that if the Distribution occurs prior to opening of trading on the NYSE on the Distribution Date, the Parent Opening Stock Value shall mean the price at which Parent Common Stock first trades on the Distribution Date.

     1.44 "PARENT PENSION PLAN" means the U.S. Bancorp Pension Plan in effect as of the time relevant to the applicable provision of this Agreement.

     1.45 "PARENT POST-RETIREMENT WELFARE BENEFITS PLAN" means the Health and Welfare Plan of Parent providing medical, dental or death benefits for retirees.

     1.46 "PARENT SAVINGS PLAN" means the U.S. Bancorp 401(k) Savings Plan as in effect as of the time relevant to the applicable provision of this Agreement.

     1.47 "PARENT SEVERANCE PAY PROGRAM" means the U.S. Bancorp Severance Pay Program and the Parent Severance Pay Excess Plan, including any severance benefits payable under the U.S. Bancorp Comprehensive Welfare Benefit Plan or any component Benefit Plans thereof such as the U.S. Bancorp Comprehensive Welfare Benefit Middle Management Change in Control Excess Plan, each as in effect as of the time relevant to the applicable provision of this Agreement.

     1.48 "PARENT STOCK VALUE" means the closing per-share price of the Parent Common Stock trading "regular way with due bills" as listed on the NYSE as of 4:00 P.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect) on the trading day immediately preceding the Distribution Date.

     1.49 "PARTICIPATING COMPANY" means (a) Parent, (b) any Person (other than an individual) that Parent has approved for participation in, and which is participating in, a plan sponsored by any Parent Entity, and (c) any Person (other than an individual) which, by the terms of such a plan, participates in such plan or any employees of which, by the terms of such plan, participate in or are covered by such plan.

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     1.50   "PERSON" has the meaning given that term in the Separation and
Distribution Agreement.

     1.51   "PIPER JAFFRAY" is defined in the preamble to this Agreement.

     1.52 "PIPER JAFFRAY BUSINESS" has the meaning given to that term in the Separation and Distribution Agreement.

     1.53 "PIPER JAFFRAY COMMON STOCK" means the Piper Jaffray Common Stock as defined in the Separation and Distribution Agreement.

     1.54 "PIPER JAFFRAY COMMON STOCK VALUE" means the excess of the Parent Stock Value over the Parent Ex-Dividend Closing Stock Value. For purposes of this Section 1.54, the "Parent Ex-Dividend Closing Stock Value" means the closing per-share price of the Parent Common Stock trading "ex-dividend" as listed on the NYSE as of 4:00 P.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect) on the Dividend Date; PROVIDED, HOWEVER, that if the Dividend occurs at a time when the NYSE is open for trading, Parent Ex-Dividend Closing Stock Value shall mean the price at which Parent Common Stock trading "ex-dividend last trades immediately before the Dividend; PROVIDED, FURTHER, that if the Dividend occurs prior to the first trade on the Dividend Date, the Parent Ex-Dividend Closing Stock Value shall mean the price at which Parent Common Stock trading "ex-distribution" or "when issued (to give effect to the Dividend)" last trades on the trading day immediately preceding the Distribution Date.

     1.55 "PIPER JAFFRAY EMPLOYEE" means any individual who, immediately prior to the Distribution, is either actively employed by, or then on Approved Leave of Absence from, a Piper Jaffray Entity.

     1.56 "PIPER JAFFRAY ENTITIES" means the Piper Jaffray Group as defined in the Separation and Distribution Agreement and any business or operations (whether current or historical regardless of whether discontinued or sold) included in the Piper Jaffray Business.

     1.57 "PIPER JAFFRAY EXECUTIVE BENEFIT PLANS" means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any Piper Jaffray Entity for the benefit of employees and former employees of any Piper Jaffray Entity before the Close of the Distribution Date.

     1.58 "PIPER JAFFRAY FLEXIBLE BENEFIT PLAN" means the flexible benefit plan to be established by Piper Jaffray pursuant to Section 4.2 of this Agreement as in effect as of the time relevant to the applicable provision of this agreement.

     1.59 "PIPER JAFFRAY LONG-TERM INCENTIVE PLAN" means the long-term incentive plan or program to be established by Piper Jaffray, effective immediately prior to the Distribution Date, in connection with the treatment of Awards as described in Article V.

     1.60 "PIPER JAFFRAY NON-QUALIFIED RETIREMENT PLAN" has the meaning set forth in Section 5.5.

                                       -6-
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     1.61   "PIPER JAFFRAY SAVINGS PLAN" means the 401(k) and profit sharing plan to be established by Piper Jaffray pursuant to Section 3.1 of this Agreement, as in effect as of the time relevant to the applicable provision of this agreement.

     1.62 "PIPER JAFFRAY SAVINGS PLAN TRUST" means a trust relating to the Piper Jaffray Savings Plan intended to qualify under Section 401(a) and be exempt under Section 501(a) of the Code.

     1.63 "RESTRICTED STOCK," when immediately preceded by "Parent," means shares of Parent Common Stock issued under a Parent Long-Term Incentive Plan subject to forfeiture in the event that certain terms and conditions are not satisfied and, when immediately preceded by "Piper Jaffray," means shares of Piper Jaffray Common Stock issued under the Piper Jaffray Long-Term Incentive Plan subject to forfeiture in the event that certain terms and conditions are not satisfied.

     1.64 "RESTRICTED STOCK UNIT" when immediately preceded by "Parent," means units representing hypothetical shares of Parent Common Stock issued under a Parent Benefit Plan and, when immediately preceded by "Piper Jaffray," means units representing hypothetical shares of Piper Jaffray Common Stock issued under the Piper Jaffray Long-Term Incentive Plan.

     1.65 "SEPARATION" has the meaning given that term in the Separation and Distribution Agreement.

     1.66 "SEPARATION AND DISTRIBUTION AGREEMENT" is defined in the preamble to this Agreement.

     1.67 "SUBSIDIARIES" has the meaning given that term in the Separation and Distribution Agreement.

     1.68 "TAX SHARING AGREEMENT" means the Tax Sharing Agreement entered into as of the date hereof between Parent and Piper Jaffray.

     1.69   "TRANSFERRED ACCOUNT BALANCES" has the meaning set forth in
Section 4.2(i).

     1.70   "TRANSITION DATE"  has the meaning set forth in Section 4.1(a).

     1.71 "U.S." means the 50 United States of America and the District of Columbia.

                                   ARTICLE II
                               GENERAL PRINCIPLES

     2.1 EMPLOYMENT OF PIPER JAFFRAY EMPLOYEES. All Piper Jaffray Employees shall continue to be employees of Piper Jaffray or another Piper Jaffray Entity, as the case may be, immediately after the Distribution.

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     2.2    ASSUMPTION AND RETENTION OF LIABILITIES; RELATED ASSETS.

            (a) As of the Distribution Date, except as expressly provided in this Agreement, the Parent Entities shall assume or retain and Parent hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all Parent Benefit Plans, (ii) all Liabilities with respect to the employment or termination of employment of all Parent Employees, Former Parent Employees and their dependents and beneficiaries, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of any Parent Entity or in any other employment, non-employment, or retainer arrangement, or relationship with any Parent Entity), in each case to the extent arising in connection with or as a result of employment with or the performance of services to any Parent Entity, and (iii) any other Liabilities expressly assigned to Parent under this Agreement. All assets held in trust to fund the Parent Benefit Plans and all insurance policies funding the Parent Benefit Plans shall be Parent Assets (as defined in the Separation and Distribution Agreement), except to the extent specifically provided otherwise in this Agreement.

            (b) From and after the Distribution Date, except as expressly provided in this Agreement, Piper Jaffray and the Piper Jaffray Entities shall assume or retain, as applicable, and Piper Jaffray hereby agrees to pay, perform, fulfill and discharge, (i) all Liabilities under all Piper Jaffray Benefit Plans, (ii) all Liabilities with respect to the employment or termination of employment of all Piper Jaffray Employees and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of Piper Jaffray or a Piper Jaffray Entity or in any other employment, non-employment, or retainer arrangement, or relationship with Piper Jaffray or a Piper Jaffray Entity), and their dependents and beneficiaries, and (iii) all Liabilities that are expressly assigned to Piper Jaffray or any Piper Jaffray Entity under this Agreement.

     2.3 PIPER JAFFRAY PARTICIPATION IN PARENT BENEFIT PLANS. Except as expressly provided in this Agreement, effective as of the Close of the Distribution Date, Piper Jaffray and each other Piper Jaffray Entity shall cease to be a Participating Company in any Parent Benefit Plan, and Parent and Piper Jaffray shall take all necessary action before the Distribution Date to effectuate such cessation as a Participating Company.

     2.4 SERVICE RECOGNITION. Piper Jaffray shall cause the Piper Jaffray Benefit Plans with respect to which service is a relevant factor to credit Piper Jaffray Employees who are employed by Piper Jaffray immediately following the Distribution with service before the Distribution Date recognized by Parent under the terms of Parent Benefit Plans with respect to which service is a relevant factor, except (a) to the extent duplication of benefits would result and (b) for purposes of benefit accruals under any defined benefit pension plan.

     2.5 APPROVAL BY PARENT AS SOLE STOCKHOLDER. Prior to the Distribution, Parent shall cause Piper Jaffray to adopt the Piper Jaffray 2003 Long-Term Incentive Plan substantially in the form attached hereto as EXHIBIT A.

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                                   ARTICLE III
                 DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS

     3.1 SAVINGS PLAN. As soon as practicable (and in no event later than 30 days) after the Distribution Date, Piper Jaffray shall establish the Piper Jaffray Savings Plan and the Piper Jaffray Savings Trust. As soon as practical following the establishment of the Piper Jaffray Savings Plan and the Piper Jaffray Savings Trust, Parent shall cause the accounts (including any outstanding loan balances) of the Piper Jaffray Employees who elect a transfer under the Parent Savings Plan to be transferred to the Piper Jaffray Savings Plan and the Piper Jaffray Savings Trust in cash or such other assets as mutually agreed by Parent and Piper Jaffray, and Piper Jaffray shall cause the Piper Jaffray Savings Plan to assume and be solely responsible for all Liabilities under the Piper Jaffray Savings Plan to or relating to Piper Jaffray Employees who elect a transfer of their accounts (to the extent assets related to those accounts are transferred from the Parent Savings Plan). Piper Jaffray will cause the Piper Jaffray Savings Plan to accept direct and indirect rollovers from the Parent Savings Plan of any account balances of such Piper Jaffray Employees in accordance with the applicable provisions of the Code. Notwithstanding the foregoing, the Piper Jaffray Savings Plan shall not be required to accept a rollover of any Parent Common Stock that is held in the accounts of Piper Jaffray Employees. Any outstanding participant loans to Piper Jaffray Employees who elect a transfer under the Parent Savings Plan of their account to the Piper Jaffray Savings Plan shall be transferred to the Piper Jaffray Savings Plan in kind. Parent and Piper Jaffray agree to cooperate in making all appropriate filings and taking all reasonable actions required to implement the provisions of this Section 3.1; PROVIDED that Piper Jaffray acknowledges that it will be responsible for complying with any requirements and applying for any determination letters with respect to the Piper Jaffray Savings Plan.

     3.2 COMPANY MATCH. Prior to the Distribution, Parent shall amend the Parent Savings Plan to provide for the making of matching contributions under the Parent Savings Plan to Piper Jaffray Employees for contributions made to the Parent Savings Plan by such Piper Jaffray Employees on or prior to the Distribution Date. As soon as possible following the Distribution Date (the "MATCH DATE"), Parent shall, to the extent (a) permissible under Treasury regulations and (b) such contributions are deemed to be qualified contributions, pursuant to compliance testing of the Parent Savings Plan, contribute to accounts of Piper Jaffray Employees under the Parent Savings Plan all matching contributions, if any, due to the Piper Jaffray Employees who participate in the Parent Savings Plan through the Distribution Date pursuant to the terms and conditions of the Parent Savings Plan. As soon as practicable following the end of the year in which the Distribution Date occurs, Piper Jaffray shall, to the extent (a) permissible under Treasury regulations and (b) such contributions are deemed to be qualified contributions, pursuant to compliance testing of the Piper Jaffray Savings Plan, contribute to the Piper Jaffray Savings Plan all matching contributions, if any, due under the terms and conditions of the Piper Jaffray Savings Plan to the Piper Jaffray Employees who participate in the Piper Jaffray Savings Plan from the Distribution Date through the end of the year in which the Distribution Date occurs.

     3.3    PARENT PENSION PLAN.

            (a) RETENTION OF PARENT PENSION PLAN. Effective as of the Close of the Distribution Date, Parent shall retain:

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                    (i)    sponsorship of the Parent Pension Plan and its
related trust and any other trust or other funding arrangement established or maintained with respect to such plan, or any assets held as of the Distribution Date with respect to such plan; and

                    (ii) all Liabilities relating to, arising out of or resulting from claims incurred by or on behalf of any individuals with respect to benefits under the Parent Pension Plan.

            (b) COMMENCEMENT OF PENSION. Effective as of the Close of the Distribution Date, each Piper Jaffray Employee who is a participant in the Parent Pension Plan shall be deemed to have terminated employment with Parent and, to the extent vested in his or her benefit under the plan, shall be eligible to request distribution of his or her pension in accordance with the terms of such plan.

            (c) VESTING. Following the Close of the Distribution Date, each Piper Jaffray Employee who is a participant in the Parent Pension Plan as of immediately prior to the Distribution Date and not vested in his or her benefit under the Parent Pension Plan as of the Distribution Date shall continue to vest in his or her benefit under the Parent Pension Plan for so long as such Piper Jaffray Employee remains employed with Piper Jaffray or a Piper Jaffray Entity, but upon termination of such employment such Piper Jaffray Employee's benefit shall no longer continue to vest. Piper Jaffray shall notify Parent on a quarterly basis at the end of each quarter following the Distribution Date of any participant in the Parent Pension Plan who is not vested in his or her benefit under the Parent Pension Plan who has terminated employment with Piper Jaffray and the Piper Jaffray Entities.

                                   ARTICLE IV
                            HEALTH AND WELFARE PLANS

     4.1    GENERAL.

            (a) ESTABLISHMENT OF PIPER JAFFRAY HEALTH AND WELFARE PLANS. Effective as of January 1, 2004 (the "TRANSITION DATE"), Piper Jaffray shall adopt Health and Welfare Plans for the benefit of Piper Jaffray Employees, and Piper Jaffray shall be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Piper Jaffray Employees or their covered dependents under the Piper Jaffray Health and Welfare Plans on or after the Transition Date.

            (b) RETENTION OF SPONSORSHIP AND LIABILITIES. As of immediately prior to the Transition Date, Parent shall retain:

                    (i) sponsorship of all Parent Health and Welfare Plans and any trust or other funding arrangement established or maintained with respect to such plans, including any "voluntary employee's beneficiary association", or any assets held as of the Transition Date with respect to such plans;

                    (ii) all Liabilities relating to, arising out of, or resulting from health and welfare coverage or claims incurred by or on behalf of Parent Employees, Former Parent

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Employees, Piper Jaffray Employees and Former Piper Jaffray Employees, or their covered dependents under the Parent Health and Welfare Plans on or before the Transition Date; and

                    (iii) except as provided in Section 4.1(c), all Liabilities relating to health and welfare coverage or claims incurred by or on behalf of Parent Employees, Former Parent Employees and Former Piper Jaffray Employees or their covered dependents on or after the Transition Date under the Parent Health and Welfare Plans.

Except as provided in Section 4.1(c), Parent shall not assume any Liability relating to health and welfare claims incurred by or on behalf of Piper Jaffray Employees or their covered dependents on or after the Transition Date, and such claims shall be satisfied pursuant to Section 4.1(a). Except as provided in
Section 4.1(c), a claim or Liability (1) for medical, dental, vision and/or prescription drug benefits shall be deemed to be incurred upon the rendering of health services giving rise to the obligation to pay such benefits; (2) for life insurance and accidental death and dismemberment and business travel accident insurance benefits and workers' compensation benefits shall be deemed to be incurred upon the occurrence of the event giving rise to the entitlement to such benefits; (3) for salary continuation or other disability benefits shall be deemed to be incurred upon the effective date of an individual's disability giving rise to the entitlement to such benefits; and (4) for a period of continuous hospitalization shall be deemed to be incurred on the date of admission to the hospital.

            (c) CERTAIN SPECIFIC CLAIMS. Parent shall be responsible for all Liabilities under the applicable Parent Health and Welfare Plan that relate to, arise out of or result from any period of continuous hospitalization of a Piper Jaffray Employee or Former Piper Jaffray Employee or his or her covered dependent that begins before the Transition Date under a Parent Health and Welfare Plan and continues after the Transition Date; PROVIDED, HOWEVER, that Parent shall not be responsible for Liabilities in excess of the benefits otherwise provided by the terms of the respective plans. Parent also shall be responsible for all Liabilities under the applicable Parent Health and Welfare Plan that relate to, arise out of or result from any denture work, bridge work, crown installation or root canal therapy for a Piper Jaffray Employee, Former Piper Jaffray Employee or his or her covered dependent for which preparatory dental services have been rendered under a Parent Health and Welfare Plan on or before the Transition Date and such dental treatment continues after the Transition Date, PROVIDED that such dental treatment is concluded within allowable time limitations under the applicable Parent Health and Welfare Plan. Coverage for any such hospitalization or dental services shall be provided after the Transition Date without interruption under the appropriate Parent Health and Welfare Plan until such hospitalization or treatment for such condition is concluded or discontinued subject to applicable plan rules and limitations.

     4.2 FLEXIBLE BENEFIT PLAN. Parent shall be responsible for all Liabilities of the Piper Jaffray Employees who are participants in the Parent Flexible Benefit Plan (the "COVERED EMPLOYEES") under the health care reimbursement program, the transit and parking reimbursement program and the dependent care reimbursement program of the Parent Flexible Benefit Plan for claims incurred at any time during the 2003 plan year of the Parent Flexible Benefit Plan and submitted to the Parent in accordance with the terms and conditions of the Parent Flexible Benefit Plan.

     4.3 WORKERS' COMPENSATION LIABILITIES. Except as provided below, all workers' compensation Liabilities relating to, arising out of, or resulting from any claim by a Parent Employee, Former Parent Employee, Piper Jaffray Employee and Former Piper Jaffray Employee that results from an accident occurring, or from an occupational disease which becomes manifest, before the Close of the Distribution Date shall be retained by Parent; provided, however, that all amounts payable by Parent relating to, arising out of or resulting from any such claim by a Piper Jaffray Employee shall be deemed to be a Piper Jaffray Liability for purposes of the Insurance Matters Agreement and shall be paid by Parent or Piper Jaffray as set forth in the Insurance Matters Agreement. All workers' compensation Liabilities relating to, arising out of, or resulting from any claim by a Parent Employee, Former Parent Employee or Former Piper Jaffray Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by Parent. All workers' compensation Liabilities relating to, arising out of, or resulting from any claim by a Piper Jaffray Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by Piper Jaffray. For purposes of this Agreement, a compensable injury shall be deemed to be sustained upon the occurrence of the event giving rise to eligibility for workers' compensation benefits or an occupational disease becomes manifest, as the case may be. Parent, Piper Jaffray and the other Piper Jaffray Entities shall cooperate with respect to any notification to appropriate governmental agencies of the Distribution and the issuance of new, or the transfer of existing, workers' compensation insurance policies and claims handling contracts.

     4.4 PAYROLL TAXES AND REPORTING OF COMPENSATION. Parent and Piper Jaffray shall, and shall cause the other Parent Entities and the other Piper Jaffray Entities to, respectively, take such action as may be reasonably necessary or appropriate in order to minimize Liabilities related to payroll taxes after the Distribution Date. Parent and Piper Jaffray shall, and shall cause the other Parent Entities and the other Piper Jaffray Entities to, respectively, each bear its responsibility for payroll tax obligations and for the proper reporting to the appropriate governmental authorities of compensation earned by their respective employees after the Close of the Distribution Date, including compensation related to the exercise of Options.

     4.5    PARENT POST-RETIREMENT WELFARE BENEFITS PLAN.

            (a) RETENTION OF PARENT POST-RETIREMENT WELFARE BENEFITS PLAN. As of the Distribution Date, Parent shall retain (i) sponsorship of all Parent Post-Retirement Welfare Benefits Plans and any trust or other funding arrangement established or maintained with respect to such plans, or any assets held as of the Distribution Date with respect to such plans and (ii) all Liabilities relating to, arising out of, or resulting from retiree health and welfare coverage or claims incurred by or on behalf of Parent Employees, Former Parent Employees, Former Piper Jaffray Employees or their covered dependents under the Parent Post-Retirement Welfare Benefits Plans. Parent shall not assume any Liability relating to post-retirement welfare claims incurred by or on behalf of Piper Jaffray Employees or their covered dependents after the Distribution Date, and such claims shall be satisfied by Piper Jaffray pursuant to Section 4.5(b).

            (b) PIPER JAFFRAY POST-RETIREMENT WELFARE BENEFITS PLANS. Effective as of the Distribution Date, (i) Piper Jaffray may, in its sole discretion, adopt Post-Retirement Welfare Benefits Plans for the benefit of Piper Jaffray Employees, and (ii) Piper Jaffray shall be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Piper Jaffray Employees or their covered dependents under the Piper Jaffray Post-Retirement Welfare Benefits Plans.

     4.6 COBRA AND HIPAA COMPLIANCE. Parent shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Parent Health and Welfare Plans with respect to Piper Jaffray Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the Parent Health and Welfare Plans at any time on or before December 31, 2003. Effective on the Transition Date, Piper Jaffray or another Piper Jaffray Entity shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Piper Jaffray Health and Welfare Plans with respect to Piper Jaffray Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the Piper Jaffray Health and Welfare Plans at any time after December 31, 2003. The parties hereto agree that the consummation of the transactions contemplated by this Agreement and the Separation Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

                                    ARTICLE V
                      EXECUTIVE BENEFITS AND OTHER BENEFITS

     5.1 ASSUMPTION OF OBLIGATIONS. Except as provided in this Agreement, effective as of the Distribution Time, Piper Jaffray shall assume and be solely responsible for all Liabilities to or relating to Piper Jaffray Employees under all Parent Executive Benefit Plans and Piper Jaffray Executive Benefit Plans. None of the transactions contemplated by the Separation and Distribution Agreement or any of the Ancillary Agreements, including, without limitation, this Agreement, constitutes a change in control for purposes of any Employee Benefit Plan.

     5.2    PARENT EXECUTIVE INCENTIVE PLAN AND THE ANNUAL INCENTIVE PLAN.

            (a) PIPER JAFFRAY BONUS AWARDS. Piper Jaffray shall be responsible for determining all bonus awards that would otherwise be payable under the U.S. Bancorp Executive Incentive Plan and the U.S. Bancorp Annual Incentive Plan to Piper Jaffray Employees for the Distribution Year. Piper Jaffray shall also determine for Piper Jaffray Employees (i) the extent to which established performance criteria (as interpreted by Piper Jaffray, in its sole discretion) have been met, and (ii) the payment level for each Piper Jaffray Employee. Piper Jaffray shall assume all Liabilities with respect to any such bonus awards payable to Piper Jaffray Employees for the Distribution Year and thereafter.

            (b) PARENT BONUS AWARDS. Parent shall be responsible for determining all bonus awards that would otherwise be payable under the U.S. Bancorp Executive Incentive Plan and the U.S. Bancorp Annual Incentive Plan to Parent Employees for the Distribution Year. Parent shall also determine for Parent Employees (i) the extent to which established performance criteria have been met, and (ii) the payment level for each such Parent Employee. Parent shall retain all Liabilities with respect to any such bonus awards payable to Parent Employees for the Distribution Year and thereafter.

     5.3 PARENT LONG-TERM INCENTIVE PLANS. Parent and Piper Jaffray shall use their reasonable best efforts to take all actions necessary or appropriate so that each outstanding Option and Award granted under any Parent Long-Term Incentive Plan held by any individual shall be adjusted as set forth in this
Article V.

            (a) NON-CONVERTIBLE PARENT OPTIONS. As determined by the Compensation Committee of the Parent Board of Directors (the "COMMITTEE") in its sole discretion pursuant to its authority under any of the Parent Long-Term Incentive Plans, each Non-Convertible Parent Option shall be subject to the same terms and conditions after the Distribution as the terms and conditions applicable to such Non-Convertible Parent Option immediately prior to the Distribution; PROVIDED, HOWEVER, that from and after the Close of the Distribution (i) the number of shares of Parent Common Stock subject to such Non-Convertible Parent Option, rounded to the nearest whole share, shall be equal to the product of (x) the number of shares of Parent Common Stock subject to such Non-Convertible Parent Option immediately prior to the Distribution Date and (y) the quotient obtained by dividing the Parent Stock Value by the Parent Opening Stock Value and (ii) the exercise price of such Non-Convertible Parent Option, rounded to the nearest whole cent, shall be equal to the quotient obtained by dividing (x) the exercise price of such Non-Convertible Parent Option immediately prior to the Distribution by (y) the quotient obtained by dividing the Parent Stock Value by the Parent Opening Stock Value; PROVIDED, HOWEVER, that, in the case of any Non-Convertible Parent Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of the Distribution, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of
Section 424(a) of the Code.

            (b) CONVERTIBLE PARENT OPTIONS. As determined by the Committee in its sole discretion pursuant to its authority under any of the Parent Long-Term Incentive Plans, each Convertible Parent Option shall be converted at the time of the Distribution into a Piper Jaffray Option, which shall be granted pursuant to the Piper Jaffray Long-Term Incentive Plan and shall have a Black-Scholes value equal to the Black-Scholes value of the Convertible Parent Option as of the last trading date prior to the Distribution Date (as such values are determined in the sole discretion of the Committee, whose determination, notwithstanding anything herein to the contrary, shall be final, binding and conclusive for all purposes under the applicable Parent Long-Term Incentive Plan), assuming for this purpose that the remaining life of the Convertible Parent Option is the remaining contractual life of such option and subject to such other terms and conditions as the Committee may specify.

            (c) INCENTIVE STOCK OPTIONS; FOREIGN GRANTS/AWARDS. To the extent that any of the Parent Options described in Section 5.3(a) are "incentive stock options," Parent shall use its commercially reasonable efforts to preserve, at and after the Distribution, the value and tax treatment accorded to such incentive stock options, and, to the extent that the Parent Awards described in Section 5.3(d) below or any of the Parent Options described in
Section 5.3(a) or 5.3(b) are granted to non-U.S. employees under any domestic or foreign equity-based incentive program sponsored by a Parent Entity, subject to the provisions of such Sections 5.3(a), 5.3(b) and 5.3(d), Parent and Piper Jaffray shall use their commercially reasonable efforts to preserve, at and after the Distribution, the value and tax treatment accorded to such Parent Options and such Parent Awards granted to non-U.S. employees under any domestic or foreign equity-based incentive program sponsored by a Parent Entity. The parties hereby delegate to the Parent Executive Vice President-Human Resources, for periods before the Distribution Date, the authority to determine an appropriate methodology for adjusting such grants or awards in a manner that is, to the extent possible, consistent with the treatment of such awards and grants for U.S. employees.

            (d)     OTHER AWARDS.

                    (i) CONVERTIBLE PARENT RESTRICTED STOCK. As determined by the Committee in its sole discretion pursuant to its authority under any of the Parent Long-Term Incentive Plans, each share of Parent Restricted Stock held by a Piper Jaffray Employee ("CONVERTIBLE RESTRICTED STOCK") shall be converted at the Distribution into a number of shares of Piper Jaffray Restricted Stock, rounded to the nearest whole share, required to be granted to the holder of such Parent Restricted Stock in order that the fair value of such Piper Jaffray Restricted Stock (as determined by the Committee in its sole discretion following methods and assumptions consistent with SFAS 123) as of immediately following the Distribution Date shall equal the fair value of the Parent Restricted Stock immediately prior to the Distribution Date.

                    (ii) NON-CONVERTIBLE PARENT RESTRICTED STOCK. As determined by the Committee in its sole discretion pursuant to its authority under any of the Parent Long-Term Incentive Plans, each share of Parent Restricted Stock that is not Convertible Restricted Stock shall be subject to the same terms and conditions after the Distribution as the terms and conditions applicable to such Parent Restricted Stock immediately prior to the Distribution; PROVIDED, HOWEVER, that on the Close of the Distribution, the holder of the Parent Restricted Stock shall receive a number of shares of Piper Jaffray Common Stock determined in the manner set forth in Section 3.1 of the Separation and Distribution Agreement. Notwithstanding anything in any award agreement evidencing the grant of such Parent Restricted Stock to the contrary, in no event shall the Piper Jaffray Common Stock received with respect to such Parent Restricted Stock be subject to any restriction.

                    (iii) RESTRICTED STOCK UNITS. As determined by the Committee in its sole discretion pursuant to its authority under any of the Parent Long-Term Incentive Plans, each Parent Restricted Stock Unit shall be subject to the same terms and conditions after the Distribution as the terms and conditions applicable to such Parent Restricted Stock Unit immediately prior to the Distribution; PROVIDED, HOWEVER, that from and after the Close of the Distribution the number of shares of Parent Common Stock subject to such Parent Restricted Stock Unit, rounded to the nearest whole share, shall be equal to the product of (x) the number of shares of Parent Common Stock subject to such Parent Restricted Stock Unit immediately prior to the Distribution Date and (y) the quotient obtained by dividing the Parent Stock Value by the Parent Opening Stock Value.

            (e)     AGGREGATE LIMIT. Notwithstanding any provision of this
Section 5.3 to the contrary, if the aggregate number of shares of Piper Jaffray Common Stock subject to Piper Jaffray Options and the number of shares of Piper Jaffray Restricted Stock issuable pursuant to

Sections 5.3(b) and 5.3(d)(i) would exceed 8,000,000 in the aggregate, then the number of shares of Piper Jaffray Common Stock subject to Piper Jaffray Options and shares of Piper Jaffray Restricted Stock issuable under Sections 5.3(b) and 5.3(d)(i) shall be reduced on an individual pro rata grant-by-grant basis such that 8,000,000 shares of Piper Jaffray Common Stock shall be subject to Piper Jaffray Options and Piper Jaffray Awards issuable pursuant to Sections 5.3(b) and 5.3(d)(i).

            (f)     MISCELLANEOUS OPTION AND OTHER AWARD TERMS.

                    (i) Parent and Piper Jaffray acknowledge that, in the context of the Separation, the adjustment to Parent Options and the Parent Awards as set forth in this Section 5.3 will be implemented, in part, by the issuance of Piper Jaffray Options and Piper Jaffray Awards under the terms of the Piper Jaffray Long-Term Incentive Plan. Accordingly, it is intended that, to the extent of the issuance of such Piper Jaffray Options and Piper Jaffray Awards in connection with the adjustments set forth in this Section 5.3, the Piper Jaffray Long-Term Incentive Plan shall be considered a successor to the Parent Long-Term Incentive Plan and to have assumed the obligation of the Parent Long-Term Incentive Plan to make the adjustment of Parent Options and Parent Awards as set forth in this Section 5.3.

                    (ii) After the Distribution Date, Parent Options and Parent Awards adjusted pursuant to Section 5.3, regardless of by whom held, shall be settled by Parent pursuant to the terms of the Parent Long-Term Incentive Plan, and Piper Jaffray Options and Piper Jaffray Awards, regardless of by whom held, shall be settled by Piper Jaffray pursuant to the terms of the Piper Jaffray Long-Term Incentive Plan.

                    (iii) Parent or a Parent Entity shall claim the benefit of federal, state, and local tax deductions related to the exercise of all adjusted Parent Options and the vesting or settlement, as applicable, of Parent Awards after the Distribution Date and none of Piper Jaffray or any Piper Jaffray Entity shall claim any such tax deductions. After the Distribution Date, Parent and the Parent Entities shall be responsible for the proper payroll tax treatment and the proper reporting to the appropriate governmental authorities of compensation relating to all option exercises of Parent Options and vesting or settlement, as applicable, of Parent Awards.

                    (iv) Piper Jaffray or a Piper Jaffray Entity shall claim the benefit of federal, state and local tax deductions related to the exercise of Piper Jaffray Options and the vesting or settlement, as applicable, of Piper Jaffray Awards after the Distribution Date and neither Parent nor any Parent Entity shall claim any such tax deductions. After the Distribution Date, Piper Jaffray and the Piper Jaffray Entities shall be responsible for the proper payroll tax treatment and the proper reporting to the appropriate governmental authorities of compensation relating to all option exercises of Piper Jaffray Options and vesting or settlement, as applicable, of Piper Jaffray Awards.

                    (v) Parent and Piper Jaffray agree to act (or to take such action) with respect to such federal, state, or local tax deductions, and with respect to fulfilling the payroll tax and reporting obligations on compensation as are reasonably necessary or appropriate to achieve, maintain and/or preserve such tax results.

                    (vi) If (A) as a result of a determination (as defined in Section 1313 of the Code) or (B) in the opinion of nationally recognized tax counsel to Parent or Piper Jaffray, which opinion and tax counsel are reasonably acceptable to the other party hereto, as a result of final or pending Treasury Regulations, Internal Revenue Service announcement or otherwise, in each case, there is a substantial likelihood that the tax deductions related to the exercise of Options or Awards under this Agreement and/or the payroll tax and reporting obligations related to the exercise of Options or vesting or settlement of Awards, will be inconsistent with all or any part of Section 5.3 above, the parties shall negotiate in good faith to restructure the arrangements set forth herein so that (I) if, pursuant to the determination or opinion, a party gets a tax deduction it was not entitled to claim under the terms of this Agreement, that party shall pay over to the party entitled to claim the deduction under the terms of this Agreement, as if and for the tax year(s) recognized through a reduction in taxes due and/or the receipt of a refund in an amount equal to the lesser of (X) its tax benefit and (Y) the benefit otherwise available to the party entitled to such deduction under the terms of this Agreement, as if and for the tax year(s) when such deduction would have resulted in a reduction in taxes due and/or the receipt of a refund and (II) the reporting and financial burden of the payroll taxes are, to the extent practicable, as described above. Any such amounts shall be payable within 30 days of the filing of the return in which the benefit described in (X) or (Y) of the preceding sentence, whichever is later, is reflected. If the parties are unable to reach an agreement on how to restructure the arrangements set forth herein within 90 days of such determination or the receipt of the opinion of counsel described in the first sentence of this subparagraph (vi) such disagreement shall be resolved by a nationally recognized law firm or accounting firm ("INDEPENDENT THIRD PARTY"), selected in a manner similar to the procedure set forth in Section 3(b)(iii) of the Tax Sharing Agreement, whose judgment shall be conclusive and binding upon the parties. The cost of any Independent Third Party shall be shared equally between the parties.

            (g) WAITING PERIOD FOR EXERCISABILITY OF OPTIONS. The Parent Options and Piper Jaffray Options shall not be exercisable during a period beginning on a date prior to the Distribution Date determined by Parent in its sole discretion, and continuing until the Parent Opening Stock Value and the Piper Jaffray Common Stock Value are determined immediately after the Distribution, or such longer period as Parent determines necessary to implement the provisions of this Section 5.3.

            (h) RESTRICTIVE COVENANTS. Following the Distribution Date, Piper Jaffray shall use its reasonable best efforts to monitor the Piper Jaffray Employees and Former Piper Jaffray Employees to determine whether any such Piper Jaffray Employees or Former Piper Jaffray Employees have breached any of the restrictive covenants in the agreements evidencing the terms of their Parent Options and Parent Awards. As soon as practicable following Piper Jaffray's reasonable belief that a Piper Jaffray Employee or Former Piper Jaffray Employee has breached any such covenant, Piper Jaffray shall provide Parent in writing with the name and address of such employee or former employee and the name and address of the enterprise in which such employee or former employee is believed to have been engaged. Notwithstanding the foregoing or anything in any agreement evidencing the terms of any Parent Options and Parent Awards to the contrary, it shall not be a violation of any non-competition or non-solicitation of clients or customers covenant for a holder of a Parent Option or Parent Award to engage in acts on behalf of Piper Jaffray or a Piper Jaffray Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants.

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

     5.4 REGISTRATION REQUIREMENTS. As soon as possible following the time as of which the Registration Statement (as defined in the Separation and Distribution Agreement) is declared effective by the Securities and Exchange Commission but in any case before the Distribution Date and before the date of issuance or grant of any Piper Jaffray Option and/or shares of Piper Jaffray Common Stock pursuant to this Article V, Piper Jaffray agrees that it shall file a Form S-8 Registration Statement with respect to and cause to be registered pursuant to the Securities Act of 1933, as amended, the shares of Piper Jaffray Common Stock authorized for issuance under the Piper Jaffray Long-Term Incentive Plan as required pursuant to such Act and any applicable rules or regulations thereunder, with such registration to be effective prior to the Distribution Date.

     5.5 PARENT NON-QUALIFIED RETIREMENT PLANS. Effective as of the Distribution Date, Piper Jaffray shall establish a non-qualified pension plan (the "PIPER JAFFRAY NON-QUALIFIED RETIREMENT PLAN") that is substantially identical to the Parent Non-Qualified Retirement Plan to provide benefits to Piper Jaffray Employees and Former Piper Jaffray Employees from and after the Distribution Date who were participants in the Parent Non-Qualified Retirement Plan as of immediately prior to the Distribution Date. Effective as of the Distribution Date, Piper Jaffray shall assume and be solely responsible for all Liabilities of Parent for, or relating to, benefits accrued through the Distribution Date by or with respect to Piper Jaffray Employees and Former Piper Jaffray Employees under the Parent Non-Qualified Retirement Plan and the Piper Jaffray Non-Qualified Retirement Plan.

     5.6 SEVERANCE PLANS. The Parent Severance Pay Program provides for the payment of certain compensation and benefits in the event of the termination of employment of the individual covered by the terms of such plans. As of the Close of the Distribution Date, Parent shall retain all Liabilities relating to the Parent Severance Pay Program and all Liabilities relating to, arising out of, or resulting from claims incurred by or on behalf of any individual under such plans. A Piper Jaffray Employee shall not be deemed to have terminated employment for purposes of determining eligibility for benefits under the Severance Pay Plan or other similar plans and programs in connection with or in anticipation of the consummation of the transactions contemplated by the Separation and Distribution Agreement, and shall cease to be covered thereby as of the Close of the Distribution Date. Piper Jaffray shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of any Piper Jaffray Employee's employment that occurs as a result of or in connection with or following the consummation of the transactions contemplated by the Separation and Distribution Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes). The Parent shall retain all Liabilities with respect to the termination of any Piper Jaffray Employee or Former Piper Jaffray employee prior to the Distribution Date.

                                   ARTICLE VI
                           GENERAL AND ADMINISTRATIVE

     6.1 SHARING OF PARTICIPANT INFORMATION. Parent and Piper Jaffray shall share, and Parent shall cause each other Parent Entity to share, and Piper Jaffray shall cause each other Piper Jaffray Entity to share with each other and their respective agents and vendors (without obtaining releases) all participant information necessary for the efficient and accurate administration of each of the Piper Jaffray Benefit Plans and the Parent Benefit Plans. Parent and Piper Jaffray and their respective authorized agents shall, subject to applicable laws, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. Until the Close of the Distribution Date, all participant information shall be provided in the manner and medium applicable to Participating Companies in Benefit Plans of Parent generally, and thereafter until December 31, 2003, all participant information shall be provided in a manner and medium as may be mutually agreed to by Parent and Piper Jaffray.

     6.2 REASONABLE EFFORTS/COOPERATION. Each of the parties hereto will use its commercially reasonable efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Each of the parties hereto shall cooperate fully on any issue relating to the transactions contemplated by this Agreement for which the other party seeks a determination letter or private letter ruling from the Internal Revenue Service, an advisory opinion from the Department of Labor or any other filing, consent or approval with respect to or by a governmental agency.

     6.3 NO THIRD-PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Parties and is not intended to confer upon any other Persons any rights or remedies hereunder. Except as expressly provided in this Agreement, nothing in this Agreement shall preclude Parent or any other Parent Entity, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Parent Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any Parent Benefit Plan. Except as expressly provided in this Agreement, nothing in this Agreement shall preclude Piper Jaffray or any other Piper Jaffray Entity, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Piper Jaffray Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any Piper Jaffray Benefit Plan.

     6.4    AUDIT RIGHTS WITH RESPECT TO INFORMATION PROVIDED.

            (a) Each of Parent and Piper Jaffray, and their duly authorized representatives, shall have the right to conduct reasonable audits with respect to all information required to be provided to it by the other party under this Agreement. The party conducting the audit (the "AUDITING PARTY") may adopt reasonable procedures and guidelines for conducting audits and the selection of audit representatives under this Section 6.4. The Auditing Party shall have the right to make copies of any records at its expense, subject to any restrictions imposed by applicable laws and to any confidentiality provisions set forth in the Separation and Distribution

Agreement, which are incorporated by reference herein. The party being audited shall provide the Auditing Party's representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives. After any audit is completed, the party being audited shall have the right to review a draft of the audit findings and to comment on those findings in writing within ten business days after receiving such draft.

            (b) The Auditing Party's audit rights under this Section 6.4 shall include the right to audit, or participate in an audit facilitated by the party being audited, of any Subsidiaries and Affiliates of the party being audited and to require the other party to request any benefit providers and third parties with whom the party being audited has a relationship, or agents of such party, to agree to such an audit to the extent any such persons are affected by or addressed in this Agreement (collectively, the "NON-PARTIES"). The party being audited shall, upon written request from the Auditing Party, provide an individual (at the Auditing Party's expense) to supervise any audit of a Non-party. The Auditing Party shall be responsible for supplying, at the Auditing Party's expense, additional personnel sufficient to complete the audit in a reasonably timely manner. The responsibility of the party being audited shall be limited to providing, at the Auditing Party's expense, a single individual at each audited site for purposes of facilitating the audit.

     6.5 FIDUCIARY MATTERS. It is acknowledged that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate such a fiduciary duty or standard. Each party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other party for any Liabilities caused by the failure to satisfy any such responsibility.

     6.6 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, the parties hereto shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, the parties hereto shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used herein shall not be construed to require any party to incur any non-routine or unreasonable expense or Liability or to waive any right.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1 EFFECT IF DISTRIBUTION DOES NOT OCCUR. If the Separation and Distribution Agreement is terminated prior to the Distribution Date, then all actions and events that are, under this Agreement, to be taken or occur effective immediately prior to or as of the Close of the Distribution Date, or Immediately after the Distribution Date, or otherwise in connection with the Separation Transactions shall not be taken or occur except to the extent specifically agreed by Parent and Piper Jaffray.

     7.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

     7.3 AFFILIATES. Each of Parent and Piper Jaffray shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by another Parent Entity or a Piper Jaffray Entity, respectively.

     7.4 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses and facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number or person as a party may designate by notice to the other parties):

            (a)     if to Parent:

                    U.S. Bancorp
                    800 Nicollet Mall
                    Minneapolis, Minnesota  55402
                    Attention:  General Counsel
                    Fax:  (612) 303-0898

     with copies to:

                    Wachtell, Lipton, Rosen & Katz
                    51 West 52nd Street
                    New York, NY  10019
                    Attention:  Adam D. Chinn
                    Facsimile No.:  (212) 403-2209

            (b)     if to Piper Jaffray:

                    Piper Jaffray Companies
                    800 Nicollet Mall
                    Minneapolis, Minnesota  55402
                    Attention:  General Counsel
                    Fax:  (612) 303-1772

     7.5 INCORPORATION OF SEPARATION AND DISTRIBUTION AGREEMENT PROVISIONS. The following provisions of the Separation and Distribution Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section
7.5 to an "Article" or "Section" shall mean Articles or Sections of the Separation and Distribution Agreement, and references in the material incorporated herein by reference shall be references to the Separation and Distribution Agreement): Article IV (relating to Survival and Indemnification);
Article V (relating to Certain Additional Covenants); Article VI (relating to Access to Information); Article VII (relating to No Representations or Warranties); Article VIII (relating to Terminations); Article IX (relating to Miscellaneous).

     IN WITNESS WHEREOF, the parties have caused this Employee Benefits Agreement to be duly executed as of the day and year first above written.

                                     U.S. BANCORP


                                     By:
                                        -------------------------------
                                     Name:
                                     Title:


                                     PIPER JAFFRAY COMPANIES


                                     By:
                                        -------------------------------
                                     Name:
                                     Title: